Exhibit 10.13

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT OF THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).

FIRST AMENDMENT TO MASTER PRODUCT PURCHASE AGREEMENT

This First Amendment to Master Product Purchase Agreement (“Amendment”) is made and entered into as of this the 15th day of November, 2014 (“Effective Date”) by and between Smart Sand, Inc. a Delaware Corporation, with a place of business at 1010 Stony Hill Rd., Suite 175, Yardley, Pennsylvania 19067 (“Smart Sand”) and EOG Resources, Inc., a Delaware corporation, with a place of business at 421 W. 3rd Street, Suite 150, Fort Worth, Texas 76102 (“EOG”).

WHEREAS, EOG and Smart Sand entered into that certain Master Product Purchase Agreement (“Agreement”) effective November 15, 2013;

WHEREAS, pursuant to section 1.8(A) of the Agreement, EOG exercised its option to purchase an additional *** tons of *** Products per year for the remainder of the Initial Term of the Agreement, effective October 1, 2014 (the “Exercise”); and

WHEREAS, EOG and Smart Sand desire to amend the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and confessed, EOG and Smart Sand do hereby agree as follows:

1.    Section 1.1 of the Agreement is deleted in its entirety and is replaced with the following:

1.1     Subject to the terms and conditions of this Agreement, during the Term (as defined in Section 7.1) of this Agreement, Smart Sand agrees to sell and deliver to EOG, and EOG agrees to purchase and accept from Smart Sand, *** products (or other size Products on an as agreed basis) mined and processed at Smart Sand’s facility in Oakdale, Wisconsin based on the specifications (the “Specifications”) set forth in Appendix A attached hereto and incorporated by reference (each a “Product” and collectively, the “Products”), and based on the product mix specified in Appendix B attached hereto and incorporated by reference, subject to the tonnage requirements as follows:

Contract Year	Minimum Tons per Year
1	***
2	***
3	***
4*	***
5*	***
6*	***

Contract Years 1, 2 and 3 constitute the “Initial Term”.

^    Includes the exercise of the Options, as set forth in Section 1.8, and the purchase by EOG of additional Products.

*    Indicates years that are only applicable in the event EOG exercises its options to renew under Section 7.1 of this Agreement.

†    Indicates amounts subject to adjustment upon exercise of the Options, as set forth Section 1.8. “Minimum Tons per Year” shall mean the tons of Product EOG commits to purchase during a Contract Year, whether the base volume or through the exercise of the Options.

2.    In no event shall Smart Sand be required to provide EOG in any given month during the Term an aggregate quantity of Products exceeding *** of the Minimum Tons per Year.

3.    Except as specifically set forth in this Amendment, EOG and Smart Sand hereby ratify and confirm each and every term of the Agreement which shall remain in full force and effect; provided, however, that in the event of any conflict between the Agreement, the Exercise and this Amendment, this Amendment shall govern and control. Unless otherwise specifically provided for in this Amendment, all capitalized terms used throughout this Amendment shall have the same meaning as such terms are defined in the Agreement.

4.    This Amendment and the Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns (to the extent this Amendment and the Agreement are assignable).

IN WHITNESS WHEREOF, EOG and Smart Sand have executed this Amendment effective as of the Effective Date.

Smart Sand, Inc.		EOG Resources, Inc.

By:	/s/ John Young	By:	/s/ William R. Thomas
Name:	John Young	Name:	William R. Thomas
Title:	VP Sales	Title:	Chairman and CEO